SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2007 (May 3, 2007)

CHINA FIRE & SECURITY GROUP, INC.
(Exact name of registrant as specified in Charter)

Florida	000-50491	65-1193022
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

South Banbidian Industrial Park,
Liqiao Township, Shunyi District
Beijing 101304, People’s Republic of China
(Address of Principal Executive Offices)

(86-10) 8416 3816
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 3, 2007, China Fire & Security Group, Inc. (“Company”) amended its Series A Warrants and Series B Warrants issued to certain investors on October 27, 2006 pursuant to the Securities Purchase Agreement in connection with a private placement (the “Amendment”).  The Amendment eliminates the right of the warrantholders to be paid in cash in the event of a merger or other types of reorganization.

A copy of the Amendment to Warrants is filed as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Copy of Amendment to Warrants, dated May 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA FIRE & SECURITY GROUP, INC.

Date: May 8, 2007	By:	/s/ Brian Lin
Name: Brian Lin
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Copy of Amendment to Warrants, dated May 3, 2007.